UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10001

Oppenheimer Main Street Select Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
MAIN STREET SELECT FUND®

SEMIANNUAL REPORT 1.31.2014

SR0000.010.0114.fnl.indd 11 2/10/14 12:14 PM

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	8.13%	1.91%	6.85%	7.38%
1-Year	19.76	12.88	21.52	22.23
5-Year	18.83	17.43	19.19	19.84
10-Year	6.30	5.67	6.83	7.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER MAIN STREET SELECT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 8.13% during the reporting period. On a relative basis, the Fund outperformed the S&P 500 Index (the “Index”), which returned 6.85%. The Fund’s outperformance relative to the Index stemmed primarily from stronger relative stock selection in the health care, industrials and materials sectors. The Fund underperformed the Index in the information technology, consumer staples and energy sectors, due largely to less favorable stock selection.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also continued to hold short-term interest rates at very low levels throughout the reporting period. While markets became volatile in January 2014 amid concerns that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, corporate earnings growth generally remained strong, and the unemployment rate fell.

FUND REVIEW

The top three contributors to the Fund’s performance this reporting period were Google, Inc., Actavis plc and Towers Watson & Co. Search engine giant Google benefited from solid advertising growth, with video ads shown via YouTube boosting results. Growth in search outside the U.S., especially in Japan and many developing markets, also benefited Google. We believe the ongoing migration from desktop to mobile search, combined with improving market penetration outside the U.S. and growth of advertising revenues on YouTube, should remain the primary drivers of earnings growth for the company. Actavis develops and markets branded,

3      OPPENHEIMER MAIN STREET SELECT FUND

generic and over-the-counter products worldwide. After management provided guidance for 2014, analysts raised earnings estimates and increased price targets — helping to propel the stock higher. The secular tailwinds benefiting generic drug demand, combined with both revenue synergies and cost savings from the recent merger with Warner Chilcott, are expected to continue to fuel above-average growth. Actavis also pre-announced their quarterly earnings in January, announcing that earnings would exceed their expectations, which helped drive the stock higher. Towers Watson is a human resources consulting firm providing services related to employee benefits, talent management, rewards and risks and capital management. The company is gaining momentum largely due to its healthcare exchange provider which benefits from implementation of the Affordable Care Act.

The most significant detractors from performance this reporting period were International Business Machines Corp. (“IBM”), Chevron Corp. and Philip Morris International, Inc. IBM reported disappointing revenues and earnings over the second half of 2013, due in part to delayed signings of new software and hardware bookings, and surprising weakness in revenue growth from emerging markets, particularly China. Cash generation — a key element of our investment thesis — also disappointed. We exited our position. Shares of energy company Chevron declined in January 2014 after it reported that fourth quarter profit would be weaker than expected due largely to lower oil and gas production and slumping crude prices. Cigarette company Philip Morris declined due in part to unfavorable currency impacts during the reporting period. The majority of the firm’s revenue is denominated in foreign currencies, so the strengthening of the U.S. dollar during the reporting period had a significant negative impact on the bottom line.

STRATEGY & OUTLOOK

Despite the high absolute dollar value of most market indices, stocks, generally do not appear overvalued. While there may be pockets of overvaluation – specifically, high expectation stocks that have outperformed may be poised to take a breather – we believe there are still opportunities to identify attractively valued names. In particular, returns of higher-quality stocks (as measured by S&P Quality Ratings) have lagged since the market’s inflection in March 2009. Some of the factors that have aided higher returns of lower-quality stocks – namely, the Fed’s easy money policies – are nearing an end. This may favor higher quality stocks as investors once again focus on the importance of fundamentals. The “wild card” for 2014 remains just how far interest rates may rise. Expectations are for rates to increase, but if they rise faster or farther than expectations, stocks could be in for a volatile ride.

Our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled

4        OPPENHEIMER MAIN STREET SELECT FUND

management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Manind Govil, CFA Portfolio Manager

5        OPPENHEIMER MAIN STREET SELECT FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	6.4%
Google, Inc., Cl. A	5.8
Express Scripts Holding Co.	5.1
National Oilwell Varco, Inc.	4.9
Tyco International Ltd.	4.5
Discover Financial Services	4.4
Apple, Inc.	4.3
Canadian National Railway Co.	4.3
CIT Group, Inc.	3.9
Chevron Corp.	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Diversified Financial Services	9.5%
Internet Software & Services	8.2
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.1
Road & Rail	5.1
Health Care Providers & Services	5.1
Energy Equipment & Services	4.9
Health Care Equipment & Supplies	4.8
Specialty Retail	4.7
Media	4.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on the total market value of common stocks.

6        OPPENHEIMER MAIN STREET SELECT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	8.13%	19.76%	18.83%	6.30%
Class B (OMOBX)	9/25/00	7.66%	18.77%	17.86%	5.80%
Class C (OMSCX)	9/25/00	7.65%	18.81%	17.96%	5.51%
Class N (OMSNX)	3/1/01	7.95%	19.46%	18.52%	5.96%
Class Y (OMSYX)	9/25/00	8.21%	20.10%	19.26%	6.69%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	1.91%	12.88%	17.43%	5.67%
Class B (OMOBX)	9/25/00	2.66%	13.77%	17.65%	5.80%
Class C (OMSCX)	9/25/00	6.65%	17.81%	17.96%	5.51%
Class N (OMSNX)	3/1/01	6.95%	18.46%	18.52%	5.96%
Class Y (OMSYX)	9/25/00	8.21%	20.10%	19.26%	6.69%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

7        OPPENHEIMER MAIN STREET SELECT FUND

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER MAIN STREET SELECT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER MAIN STREET SELECT FUND

Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,081.30	$6.05
Class B	1,000.00	1,076.60	10.73
Class C	1,000.00	1,076.50	9.99
Class N	1,000.00	1,079.50	7.52
Class Y	1,000.00	1,082.10	4.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.41	5.87
Class B	1,000.00	1,014.92	10.41
Class C	1,000.00	1,015.63	9.70
Class N	1,000.00	1,018.00	7.30
Class Y	1,000.00	1,020.82	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.15%
Class B	2.04
Class C	1.90
Class N	1.43
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—10.0%
Auto Components—0.7%
Delphi Automotive plc	169,210	$10,303,197

Media—4.6%
Comcast Corp., Cl. A	922,890	50,251,360
Time Warner, Inc.	359,900	22,612,517
		72,863,877

Specialty Retail—4.7%
AutoZone, Inc.[1]	110,810	54,857,599
TJX Cos., Inc. (The)	328,100	18,819,816
		73,677,415
Consumer Staples—8.4%
Food Products—3.3%
Mondelez International, Inc., Cl. A	1,595,380	52,248,695

Household Products—2.2%
Henkel AG & Co. KGaA	260,442	25,328,968
Henkel AG & Co. KGaA, Preference	78,266	8,481,467
		33,810,435

Tobacco—2.9%
Philip Morris International, Inc.	593,784	46,398,282
Energy—11.0%
Energy Equipment & Services—4.9%
National Oilwell Varco, Inc.	1,024,150	76,821,492

Oil, Gas & Consumable Fuels—6.1%
Chevron Corp.	536,391	59,877,327
Noble Energy, Inc.	593,420	36,987,869
		96,865,196
Financials—21.3%
Commercial Banks—3.9%
CIT Group, Inc.	1,326,314	61,739,917

Consumer Finance—4.4%
Discover Financial Services	1,280,490	68,698,288

Diversified Financial Services—9.5%
JPMorgan Chase & Co.	1,826,150	101,095,664
McGraw Hill Financial, Inc.	640,304	48,688,716
		149,784,380

Insurance—3.5%
American International Group, Inc.	597,950	28,677,682
Marsh & McLennan Cos., Inc.	578,190	26,429,065
		55,106,747
Health Care—17.4%
Health Care Equipment & Supplies—4.8%
Covidien plc	550,650	37,576,356
Intuitive Surgical, Inc.[1]	94,500	38,516,310
		76,092,666

11      OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value
Health Care Providers & Services—5.1%
Express Scripts Holding Co.[1]		1,073,120	$80,151,333

Pharmaceuticals—7.5%
Actavis plc[1]		251,430	47,515,241
Allergan, Inc.		345,800	39,628,680
Zoetis, Inc.		1,013,286	30,763,363
			117,907,284

Industrials—11.7%
Commercial Services & Supplies—4.5%
Tyco International Ltd.		1,744,230	70,623,873

Machinery—1.0%
Deere & Co.		185,660	15,959,333

Professional Services—1.1%
Towers Watson & Co., Cl. A		148,180	17,325,206

Road & Rail—5.1%
Canadian National Railway Co.		1,263,460	67,595,110
CSX Corp.		478,810	12,884,777
			80,479,887

Information Technology—15.5%
Computers & Peripherals—4.3%
Apple, Inc.		135,056	67,609,033

Electronic Equipment, Instruments, & Components—0.7%
Avnet, Inc.		269,640	11,074,115

Internet Software & Services—8.2%
eBay, Inc.[1]		701,480	37,318,736
Google, Inc., Cl. A1		77,633	91,682,244
			129,000,980

IT Services—2.3%
Vantiv, Inc., Cl. A1		1,189,150	36,078,811
Materials—3.2%
Construction Materials—3.2%
Vulcan Materials Co.		799,950	49,380,914
Utilities—0.6%
Electric Utilities—0.6%
Exelon Corp.		313,610	9,094,690
Total Common Stocks (Cost $1,134,347,010)			1,559,096,046

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3]
(Cost $10,956,832)		10,956,832	10,956,832

Total Investments, at Value (Cost $1,145,303,842)	99.8%		1,570,052,878
Assets in Excess of Other Liabilities	0.2		3,554,520
Net Assets	100.0%		$1,573,607,398

12      OPPENHEIMER MAIN STREET SELECT FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	22,277,505	281,568,924	292,889,597	10,956,832

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,956,832	$18,001

3. Rate shown is the 7-day yield as of January 31, 2014.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,134,347,010)	$1,559,096,046
Affiliated companies (cost $10,956,832)	10,956,832

1,570,052,878

Cash	158

Receivables and other assets:
Investments sold	4,642,977
Dividends	674,531
Shares of beneficial interest sold	669,926
Other	155,081

Total assets	1,576,195,551

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,820,748
Distribution and service plan fees	350,949
Transfer and shareholder servicing agent fees	311,905
Trustees’ compensation	79,521
Other	25,030

Total liabilities	2,588,153

Net Assets	$1,573,607,398

Composition of Net Assets
Par value of shares of beneficial interest	$89,913

Additional paid-in capital	1,426,411,431

Accumulated net investment loss	(1,009,106)

Accumulated net realized loss on investments and foreign currency transactions	(276,633,876)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	424,749,036

Net Assets	$1,573,607,398

14      OPPENHEIMER MAIN STREET SELECT FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,084,665,398 and 61,118,328 shares of beneficial interest outstanding)	$17.75
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.83
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $67,763,831 and 4,087,526 shares of beneficial interest outstanding)	$16.58
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $271,451,164 and 16,211,361 shares of beneficial interest outstanding)	$16.74
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,893,791 and 5,178,464 shares of beneficial interest outstanding)	$17.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $59,833,214 and 3,317,776 shares of beneficial interest outstanding)	$18.03

See accompanying Notes to Financial Statements

15      OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$203

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $61,502)	10,524,925
Affiliated companies	18,001

Other income	29,233

Total investment income	10,572,362

Expenses
Management fees	5,288,947

Distribution and service plan fees:
Class A	1,354,814
Class B	360,386
Class C	1,365,449
Class N	228,772

Transfer and shareholder servicing agent fees:
Class A	1,224,911
Class B	131,162
Class C	288,603
Class N	116,575
Class Y	73,060

Shareholder communications:
Class A	38,059
Class B	6,386
Class C	9,436
Class N	1,604
Class Y	3,155

Trustees’ compensation	29,559

Custodian fees and expenses	4,558

Other	57,334

Total expenses	10,582,770
Less waivers and reimbursements of expenses	(27,807)

Net expenses	10,554,963

Net Investment Income	17,399

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	145,348,998
Foreign currency transactions	7,383

Net realized gain	145,356,381

Net change in unrealized appreciation/depreciation on:
Investments	(23,326,419)
Translation of assets and liabilities denominated in foreign currencies	302,481

Net change in unrealized appreciation/depreciation	(23,023,938)

Net Increase in Net Assets Resulting from Operations	$122,349,842

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MAIN STREET SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$17,399	$8,514,559

Net realized gain	145,356,381	151,494,659

Net change in unrealized appreciation/depreciation	(23,023,938)	122,685,137

Net increase in net assets resulting from operations	122,349,842	282,694,355

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,581,895)	(6,332,344)
Class B	—	—
Class C	—	—
Class N	(46,892)	(350,564)
Class Y	(433,613)	(643,786)

	(4,062,400)	(7,326,694)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(49,293,267)	(92,983,304)
Class B	(11,928,573)	(33,706,970)
Class C	(10,831,532)	(24,987,047)
Class N	(7,829,816)	(16,233,256)
Class Y	(29,814,858)	5,648,806

	(109,698,046)	(162,261,771)

Net Assets
Total increase	8,589,396	113,105,890

Beginning of period	1,565,018,002	1,451,912,112

End of period (including accumulated net investment income (loss) of $(1,009,106) and $3,035,895, respectively)	$1,573,607,398	$1,565,018,002

See accompanying Notes to Financial Statements.

17      OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$16.47	$13.71	$12.52	$11.11	$9.81	$11.90

Income (loss) from investment operations:
Net investment income[2]	0.01	0.11	0.05	0.02	0.05	0.09
Net realized and unrealized gain (loss)	1.33	2.74	1.16	1.39	1.29	(2.08)

Total from investment operations	1.34	2.85	1.21	1.41	1.34	(1.99)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.02)	0.00	(0.03)	(0.07)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.06)	(0.09)	(0.02)	0.00	(0.04)	(0.10)

Net asset value, end of period	$17.75	$16.47	$13.71	$12.52	$11.11	$9.81

Total Return, at Net Asset Value[3]	8.13%	20.93%	9.73%	12.69%	13.69%	(16.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,084,665	$1,053,568	$962,017	$988,188	$1,025,633	$1,024,470

Average net assets (in thousands)	$1,082,405	$1,002,463	$940,509	$1,063,673	$1,065,511	$1,088,256

Ratios to average net assets:[4]
Net investment income	0.17%	0.74%	0.40%	0.13%	0.44%	0.95%
Total expenses[5]	1.15%	1.19%	1.24%	1.22%	1.25%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.19%	1.24%	1.22%	1.25%	1.24%

Portfolio turnover rate	28%	40%	37%	58%	66%	124%

18      OPPENHEIMER MAIN STREET SELECT FUND

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	1.15%
Year Ended July 31, 2013	1.19%
Year Ended July 31, 2012	1.24%
Year Ended July 29, 2011	1.22%
Year Ended July 30, 2010	1.25%
Year Ended July 31, 2009	1.30%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$15.40	$12.85	$11.81	$10.56	$9.36	$11.36

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.02)	(0.05)	(0.08)	(0.04)	0.01
Net realized and unrealized gain (loss)	1.24	2.57	1.09	1.33	1.24	(1.98)
Total from investment operations	1.18	2.55	1.04	1.25	1.20	(1.97)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.03)

Net asset value, end of period	$16.58	$15.40	$12.85	$11.81	$10.56	$9.36

Total Return, at Net Asset Value[3]	7.66%	19.84%	8.81%	11.84%	12.82%	(17.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,764	$74,439	$93,397	$120,245	$150,292	$185,921

Average net assets (in thousands)	$70,907	$82,399	$103,801	$141,973	$172,970	$196,338

Ratios to average net assets:[4]
Net investment income (loss)	(0.71)%	(0.11)%	(0.44)%	(0.69)%	(0.35)%	0.16%
Total expenses[5]	2.07%	2.17%	2.23%	2.20%	2.23%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.07%	2.08%	2.05%	2.06%	2.04%

Portfolio turnover rate	28%	40%	37%	58%	66%	124%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	2.07%
Year Ended July 31, 2013	2.17%
Year Ended July 31, 2012	2.23%
Year Ended July 29, 2011	2.20%
Year Ended July 30, 2010	2.23%
Year Ended July 31, 2009	2.18%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MAIN STREET SELECT FUND

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$15.55	$12.95	$11.90	$10.63	$9.42	$11.41

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.00 [3]	(0.04)	(0.07)	(0.03)	0.02
Net realized and unrealized gain (loss)	1.24	2.60	1.09	1.34	1.24	(1.98)

Total from investment operations	1.19	2.60	1.05	1.27	1.21	(1.96)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.03)

Net asset value, end of period	$16.74	$15.55	$12.95	$11.90	$10.63	$9.42

Total Return, at Net Asset Value[4]	7.65%	20.08%	8.82%	11.95%	12.85%	(17.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,451	$262,506	$241,730	$266,186	$282,261	$297,329

Average net assets (in thousands)	$268,730	$249,962	$241,841	$290,329	$299,670	$307,891

Ratios to average net assets:[5]
Net investment income (loss)	(0.58)%	0.00%[6]	(0.34)%	(0.60)%	(0.30)%	0.21%
Total expenses[7]	1.90%	1.93%	1.98%	1.95%	2.00%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.93%	1.98%	1.95%	2.00%	1.99%

Portfolio turnover rate	28%	40%	37%	58%	66%	124%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	1.90%
Year Ended July 31, 2013	1.93%
Year Ended July 31, 2012	1.98%
Year Ended July 29, 2011	1.95%
Year Ended July 30, 2010	2.00%
Year Ended July 31, 2009	2.02%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$16.09	$13.39	$12.25	$10.89	$9.62	$11.69

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.07	0.01	(0.02)	0.02	0.06
Net realized and unrealized gain (loss)	1.29	2.68	1.13	1.38	1.27	(2.04)

Total from investment operations	1.28	2.75	1.14	1.36	1.29	(1.98)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.05)	0.00	0.00	(0.01)	(0.06)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.05)	0.00	0.00	(0.02)	(0.09)

Net asset value, end of period	$17.36	$16.09	$13.39	$12.25	$10.89	$9.62

Total Return, at Net Asset Value[3]	7.95%	20.63%	9.31%	12.49%	13.42%	(16.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,894	$90,893	$90,631	$94,814	$96,516	$95,203

Average net assets (in thousands)	$90,932	$90,872	$90,581	$101,524	$99,801	$92,119

Ratios to average net assets:[4]
Net investment income (loss)	(0.11)%	0.47%	0.10%	(0.16)%	0.18%	0.68%
Total expenses[5]	1.43%	1.47%	1.54%	1.51%	1.56%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.47%	1.54%	1.50%	1.52%	1.51%

Portfolio turnover rate	28%	40%	37%	58%	66%	124%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	1.43%
Year Ended July 31, 2013	1.47%
Year Ended July 31, 2012	1.54%
Year Ended July 29, 2011	1.51%
Year Ended July 30, 2010	1.56%
Year Ended July 31, 2009	1.61%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER MAIN STREET SELECT FUND

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$16.76	$13.95	$12.75	$11.27	$9.94	$12.11

Income (loss) from investment operations:
Net investment income[2]	0.04	0.16	0.09	0.06	0.10	0.13
Net realized and unrealized gain (loss)	1.33	2.79	1.17	1.42	1.31	(2.13)

Total from investment operations	1.37	2.95	1.26	1.48	1.41	(2.00)

Dividends and/or distributions to share holders:
Dividends from net investment income	(0.10)	(0.14)	(0.06)	0.00	(0.06)	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.14)	(0.06)	0.00	(0.08)	(0.17)

Net asset value, end of period	$18.03	$16.76	$13.95	$12.75	$11.27	$9.94

Total Return, at Net Asset Value[3]	8.21%	21.31%	10.00%	13.13%	14.25%	(16.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,833	$83,612	$64,137	$57,075	$47,548	$161,707

Average net assets (in thousands)	$77,268	$74,218	$57,816	$55,754	$125,884	$187,451

Ratios to average net assets:[4]
Net investment income	0.48%	1.05%	0.66%	0.45%	0.90%	1.40%
Total expenses[5]	0.87%	0.86%	0.97%	0.87%	0.80%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.86%	0.97%	0.87%	0.80%	0.78%

Portfolio turnover rate	28%	40%	37%	58%	66%	124%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	0.87%
Year Ended July 31, 2013	0.86%
Year Ended July 31, 2012	0.97%
Year Ended July 29, 2011	0.87%
Year Ended July 30, 2010	0.80%
Year Ended July 31, 2009	0.78%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Select Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER MAIN STREET SELECT FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended July 31, 2013, the Fund utilized $151,475,195 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$27,564,139
2018	394,360,923

Total	$421,925,062

25      OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $276,568,681 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will utilize $145,356,381 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,145,303,842

Gross unrealized appreciation	$425,406,574
Gross unrealized depreciation	(657,538)

Net unrealized appreciation	$424,749,036

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of

26      OPPENHEIMER MAIN STREET SELECT FUND

1. Significant Accounting Policies (Continued)

the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

27      OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

28      OPPENHEIMER MAIN STREET SELECT FUND

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

29      OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$156,844,489	$—	$—	$156,844,489
Consumer Staples	98,646,977	33,810,435	—	132,457,412
Energy	173,686,688	—	—	173,686,688
Financials	335,329,332	—	—	335,329,332
Health Care	274,151,283	—	—	274,151,283
Industrials	184,388,299	—	—	184,388,299
Information Technology	243,762,939	—	—	243,762,939
Materials	49,380,914	—	—	49,380,914
Utilities	9,094,690	—	—	9,094,690
Investment Company	10,956,832	—	—	10,956,832

Total Assets	$1,536,242,443	$33,810,435	$—	$1,570,052,878

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30      OPPENHEIMER MAIN STREET SELECT FUND

3. Shares of Beneficial Interest (Continued)

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	2,954,111	$50,621,647	7,502,992	$110,960,641
Dividends and/or distributions reinvested	198,730	3,483,737	436,371	6,144,093
Redeemed	(5,993,117)	(103,398,651)	(14,140,391)	(210,088,038)

Net decrease	(2,840,276)	$(49,293,267)	(6,201,028)	$(92,983,304)

Cass B
Sold	24,225	$391,260	80,876	$1,123,120
Redeemed	(768,715)	(12,319,833)	(2,517,548)	(34,830,090)

Net decrease	(744,490)	$(11,928,573)	(2,436,672)	$(33,706,970)

Class C
Sold	611,064	$9,976,664	1,696,882	$23,946,352
Redeemed	(1,281,633)	(20,808,196)	(3,476,363)	(48,933,399)

Net decrease	(670,569)	$(10,831,532)	(1,779,481)	$(24,987,047)

Class N
Sold	349,893	$5,947,360	1,146,917	$16,522,865
Dividends and/or distributions reinvested	2,646	45,383	24,246	333,867
Redeemed	(822,837)	(13,822,559)	(2,288,727)	(33,089,988)

Net decrease	(470,298)	$(7,829,816)	(1,117,564)	$(16,233,256)

Class Y
Sold	601,245	$10,354,099	1,518,220	$22,753,913
Dividends and/or distributions reinvested	23,893	425,534	44,392	634,367
Redeemed	(2,296,658)	(40,594,491)	(1,172,014)	(17,739,474)

Net increase (decrease)	(1,671,520)	$(29,814,858)	390,598	$5,648,806

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$430,284,347	$518,979,439

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

32      OPPENHEIMER MAIN STREET SELECT FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$8,736,034
Class N	2,835,289

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$120,208	$976	$25,899	$5,241	$210

Waivers and Reimbursements of Expenses.The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended January 31, 2014, the Manager waived fees and/or reimbursed the Fund $18,993 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended January 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$8,814

33      OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

34      OPPENHEIMER MAIN STREET SELECT FUND

6. Pending Litigation (Continued)

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER MAIN STREET SELECT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

36      OPPENHEIMER MAIN STREET SELECT FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

    Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large blend funds. The Board noted that the Fund outperformed its performance category median for the one-, three-, five- and ten-year periods.

    Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large blend funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee was lower than its peer group median and category median and its total expenses were higher than its peer group median and category median. The Board also noted that within the total asset range of $1 to $2 billion, the Fund’s effective fee rate was lower than its peer group median but higher than its category median.

    Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

37      OPPENHEIMER MAIN STREET SELECT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

38      OPPENHEIMER MAIN STREET SELECT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER MAIN STREET SELECT FUND

OPPENHEIMER MAIN STREET SELECT FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

40      OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41      OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

42      OPPENHEIMER MAIN STREET SELECT FUND

OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0731.001.0114 March 24, 2014

SR0000.010.0114.fnl.indd 12 2/10/14 12:14 PM

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Select Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014